UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report: March 22, 2023
(Date of earliest event reported)
KB HOME
(Exact name of registrant as specified in its charter)

Delaware	1-9195	95-3666267
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10990 Wilshire Boulevard
Los Angeles, California 90024
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (310) 231-4000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $1.00 per share)	KBH	New York Stock Exchange
Rights to Purchase Series A Participating Cumulative Preferred Stock		New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02 Results of Operations and Financial Condition.
On March 22, 2023, KB Home issued a press release announcing its results of operations for the three months ended February 28, 2023. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein.
The information in this report, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 8.01 Other Events.

On March 21, 2023, KB Home’s Board of Directors authorized the repurchase of up to $500.0 million of its outstanding common stock, replacing a prior authorization, which had approximately $75.0 million remaining. As of the date of this report, no repurchases have been made pursuant to this new authorization. Repurchases under this new authorization may occur periodically through open market purchases, privately negotiated transactions or otherwise, with the timing and amount, if any, at management’s discretion and dependent on market, business and other conditions, and subject to the risks and uncertainties described in the above-mentioned press release and in our periodic reports and other filings with the Securities and Exchange Commission. This new repurchase authorization has no expiration date, does not obligate KB Home to acquire any amount or value of common stock, and may be implemented, suspended or discontinued in whole or in part at any time and for any reason, without notice.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
99.1    Press release dated March 22, 2023 announcing KB Home’s results of operations for the three months ended February 28, 2023.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated March 22, 2023 announcing KB Home’s results of operations for the three months ended February 28, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 22, 2023

KB Home

By:	/s/ Jeff J. Kaminski
Jeff J. Kaminski
Executive Vice President and Chief Financial Officer

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